Exhibit 10.3

SECOND AMENDMENT TO PLEDGE AGREEMENT
THIS SECOND AMENDMENT TO PLEDGE AGREEMENT (this “Amendment”), dated as of February 21, 2013, by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (“Pledgor”) and KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Agent for itself and the other Banks (the “Banks”) from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).
W I T N E S S E T H:
WHEREAS, Pledgor, KeyBank, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and certain of the Banks entered into that certain Second Amended and Restated Credit Agreement, dated January 29, 2010 (the “Original Credit Agreement”), which Original Credit Agreement was amended and restated in its entirety by that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2011, by and among Pledgor, KeyBank, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and certain of the Banks (the “Existing Credit Agreement”);
WHEREAS, pursuant to (i) the Original Credit Agreement, Pledgor executed that certain Pledge Agreement, dated January 29, 2010 (the “Pledge Agreement”), to secure the obligations of Pledgor under the Original Credit Agreement and certain other agreements and (ii) the Existing Credit Agreement, Pledgor executed that certain First Amendment to Pledge Agreement, dated January 29, 2010 (the “First Amendment”; the Pledge Agreement, as amended by the First Amendment and as further varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time, the “Pledge Agreement”), to secure the obligations of Pledgor under the Existing Credit Agreement and certain other agreements;
WHEREAS, Pledgor KeyBank, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and the Banks are, simultaneously herewith, entering into that certain Fourth Amended and Restated Credit Agreement, dated of even date herewith (as varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time, the “Credit Agreement”);
WHEREAS, as a condition to KeyBank’s, as Administrative Agent, PNC Bank, National Association’s, as Syndication Agent, Bank of America, N.A.’s, as Documentation Agent, and the Banks’ execution and delivery of the Credit Agreement, Pledgor has agreed to enter into this Amendment;
NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

1.Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.
2.    Modification of the Pledge Agreement. Pledgor and Agent do hereby modify and amend the Pledge Agreement as follows:
(a)    By deleting the reference to “$450,000,000” in the fourth “WHEREAS” clause thereof and inserting in lieu thereof a reference to $500,000,000”.
(b)    By deleting Exhibit “A” and Exhibit “B” attached thereto in their entirety and inserting in lieu thereof Exhibit “A” and Exhibit “B” attached to this Amendment.
3.    References to Pledge Agreement. All references in the Loan Documents to the Pledge Agreement shall be deemed a reference to the Pledge Agreement, as modified and amended herein.
4.    Representations. Pledgor represents and warrants to Agent and the Banks as follows:
(a)    The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Pledgor, (ii) have been duly authorized by all necessary proceedings on the part of Pledgor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Pledgor or Parent is subject or any judgment, order, writ, injunction, license or permit applicable to Pledgor or Parent, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other charter documents of, or any agreement or other instrument binding upon, Pledgor, Parent, or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Pledgor or Parent other than the liens and encumbrances in favor of Agent contemplated by this Amendment and the other Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent.
(b)    The execution and delivery of this Amendment create valid and legally binding obligations of Pledgor enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general principles of equity.
(c)    The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.
(d)    The representations and warranties made by Pledgor under the Pledge Agreement, as amended and modified by this Amendment, or otherwise made by or on behalf of

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Pledgor in connection therewith were true and correct in all material respects when made and are true and correct in all material respects as of the date hereof.
5.    No Default. By execution hereof, Pledgor certifies that no Possible Default or Event of Default has occurred and is continuing.
6.    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Pledge Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Pledge Agreement as modified and amended herein and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Pledgor or Parent under the Loan Documents.
7.    Acknowledgment of Pledgor. Pledgor hereby acknowledges, represents and agrees that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Pledgor enforceable against Pledgor in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Pledgor’s obligations under the Loan Documents.
8.    Grant of Security Interest; No Impairment; Continuing Security Interest.
(a)    As security for the payment and performance by Pledgor of each and all of the indebtedness, liabilities, duties, responsibilities and obligations whether such indebtedness, liabilities, duties, responsibilities and obligations are now existing or are hereafter created or arising under the Pledge Agreement or any other Loan Document, Pledgor does hereby transfer, assign, pledge, convey, and grant to Agent, for the benefit of itself and the Banks, and does hereby grant a security interest to Agent, for the benefit of itself and the Banks, in, all of Pledgor’s right, title and interest in and to all Collateral referenced on Exhibit “A” attached hereto.
(b)    Except as otherwise expressly provided herein, nothing herein contained shall in any way (a) impair or affect the validity and priority of the lien of the Pledge Agreement as to the collateral originally encumbered prior to the date of this Amendment, (b) alter, waive, annul or affect any provision, condition or covenant in the Loan Documents, or (c) affect or impair any rights, powers or remedies under the Loan Documents.
(c)    In furtherance of the foregoing, Pledgor hereby acknowledges, represents and agrees that the Pledge Agreement, as amended by this Amendment, creates a continuing security interest in the Collateral listed on Exhibit “A” attached hereto and made a part hereof) and shall (x) remain in full force and effect until the indefeasible payment in full of the Obligations (as defined in the Pledge Agreement) and the Banks have no further obligation to make any advances or issue Letters of Credit under the Credit Agreement, (y) be binding upon Pledgor and its permitted heirs, successors and assigns, and (z) inure, together with the rights and remedies of Agent hereunder and thereunder, to the benefit of Agent and the Banks and their respective successors, transferees and assigns.

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(d)    Nothing contained in this Amendment, including, without limitation, this Section 8, shall in any way operate to override or limit the Collateral Exclusion (as defined in the Pledge Agreement), and the grant of the security interest in the Collateral set forth herein is subject to the Collateral Exclusion as if the terms applicable thereto (including the limitations on the Collateral Exclusion contained in the proviso at the end of the last paragraph of Section 2 of the Pledge Agreement) were fully set forth herein.
9.    Amendment as Related Writing. This Amendment shall constitute a Related Writing.
10.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.
11.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF OHIO EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION (OTHER THAN PERFECTION OF A SECURITY INTEREST IN ANY CERTIFICATE EVIDENCING COLLATERAL (TO THE EXTENT REQUIRED TO BE DELIVERED TO AGENT HEREUNDER) BY CONTROL THEREOF, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE SUCH CERTIFICATE IS LOCATED) AND FORECLOSURE OF SECURITY INTERESTS AND LIENS, AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE COLLATERAL, WHICH MATTER SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO.
12.    Miscellaneous. This Amendment shall be effective upon the execution hereof by Pledgor and Agent and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.
PLEDGOR:
FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation

By: /s/James A. Ratner ___________________________
Name: James A. Ratner
Title: President and Chief Executive Officer

[Signature Page to Second Amendment to Pledge Agreement]

AGENT:
KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent

By: /s/ Sara Smith

Name: Sara Smith
Title: AVP

[Signature Page to Second Amendment to Pledge Agreement]

PLEDGE AGREEMENT - EXHIBIT A
Forest City Rental Properties Corporation Active Subsidiaries - January 31, 2013

Subsidiary	% Interest Directly Held by FCRPC	Date Acquired	Jurisdiction Code	Entity Type
Artus Inc.	100	2/2/1981	OH	Corporation
Atlantic Center Fort Greene, Inc.	100	9/30/1994	NY	Corporation
Ballston Common Associates, L.P.	50	4/30/1994	DE	Limited Partnership
Ballston Development Corporation	100	3/28/1984	OH	Corporation
Beachwood Venture Associates Limited Partnership	99	8/18/2006	MI	Limited Partnership
Boulevard Towers LLC	2	12/15/1998	NY	Limited Liability Company
Canton Centre Mall Limited Partnership	89	12/20/2000	OH	Limited Partnership
Center Courtland, Inc.	100	8/2/1988	OH	Corporation
Chapel Hill Apartments, Ltd.	100	6/11/2007	OH	Limited Liability Company
Deer Run Investors, LLC	37.0522	12/30/1994	OH	Limited Liability Company
F. C. Billboard, Inc.	100	3/24/1995	PA	Corporation
F. C. Canton Centre, Inc.	100	3/3/1994	OH	Corporation
F. C. Fairmont, L.L.C.	100	5/2/2011	OH	Limited Liability Company
F. C. Laurels Limited Partnership	99	9/26/1995	IL	Limited Partnership
F. C. Regency Club Limited Partnership	99	3/24/1994	NJ	Limited Partnership
F. C. Rolling Acres, Inc.	100	3/3/1994	OH	Corporation
F. C. Southridge Corp.	100	9/11/1986	OH	Corporation
F.C. Fireland, Inc.	100	9/3/1985	OH	Corporation
F.C. Member, Inc.	100	1/17/1997	NY	Corporation
F.C. MIDTOWN, LLC	2	10/1/2009	OH	Limited Liability Company
F.C. Short Pump Land Investment, Inc.	100	6/27/1996	VA	Corporation
F.C. Stonecrest Land Investment, Inc.	100	5/15/1997	GA	Corporation
F.C. Stonecrest Mall, Inc.	100	5/15/1997	GA	Corporation
F.C. Temecula, Inc.	100	7/21/1997	CA	Corporation
F.C. Webster, LLC	100	7/18/2001	OH	Limited Liability Company
F.C. Westland, LLC	100	7/18/2001	OH	Limited Liability Company
F.C. WHITEACRES LLC	2	7/13/2005	OH	Limited Liability Company
FC 1212 Retail, LLC	1	3/7/2012	DE	Limited Liability Company
FC 45/75 Sidney, Inc.	100	6/20/1997	MA	Corporation
FC 8 South, Inc.	100	6/12/2001	NY	Corporation
FC 816-818 Mission Street, LLC	100	7/28/2008	DE	Limited Liability Company
FC Bellevue Associates Limited Partnership	99	2/24/1997	WA	Limited Partnership
FC Emerald Park, Inc.	100	7/9/1997	OH	Corporation
FC LH, Inc.	100	2/6/1996	OH	Corporation
FC Manhattan, Inc.	100	11/15/2001	KS	Corporation
FC Master Associates III, Inc.	100	7/25/2006	NY	Corporation

FCRPC Active Subs - January 31, 2013

Subsidiary	% Interest Directly Held by FCRPC	Date Acquired	Jurisdiction Code	Entity Type
FC Midtown Plaza, Inc.	100	3/31/1997	OH	Corporation
FC Northern Boulevard, Inc.	100	4/29/1996	NY	Corporation
FC Ohio HTC Investor, LLC	100	12/2/2010	DE	Limited Liability Company
FC Pacific, Inc.	100	12/26/1995	NY	Corporation
FC Pittsburgh, Inc. (fka Harrah's Pittsburgh Investment Company, Inc.)	100	11/13/1997	NV	Corporation
FC University Park II, Inc.	100	10/17/1996	MA	Corporation
First Forest City Brookline Street, Inc.	100	12/31/1991	MA	Corporation
First New York Management Company, Inc.	100	10/20/1987	NY	Corporation
Forest Bay, Inc.	100	6/7/1978	OH	Corporation
Forest City 42nd Street, Inc.	100	9/8/1995	NY	Corporation
Forest City 64 Sidney Street, Inc.	100	12/1/1988	OH	Corporation
Forest City Antelope Valley, Inc.	100	12/11/1987	OH	Corporation
Forest City Atlantic Housing, Inc.	100	4/15/1993	NY	Corporation
Forest City B.U.G. Building, Inc.	100	11/24/1986	NY	Corporation
Forest City Bluffside Corporation	100	3/8/1985	OH	Corporation
Forest City Bruckner, Inc.	100	6/20/1995	NY	Corporation
Forest City California Commercial Construction, Inc.	100	2/18/1988	CA	Corporation
Forest City Cambridge, Inc.	100	3/5/1984	OH	Corporation
Forest City Central Station, Inc.	100	6/12/1989	OH	Corporation
Forest City Commercial Construction Co., Inc.	100	2/23/1987	OH	Corporation
Forest City Commercial Group, Inc.	100	10/30/1997	OH	Corporation
Forest City Commercial Group, LLC	100	10/2/2012	DE	Limited Liability Company
Forest City Commercial Holdings, Inc.	100	3/24/1995	NY	Corporation
Forest City Commercial Management, Inc.	100	2/1/1985	OH	Corporation
Forest City Development California, Inc.	100	6/4/1986	CA	Corporation
Forest City East Coast, Inc.	100	5/8/1989	NY	Corporation
Forest City Ely, Inc.	100	3/11/1996	NY	Corporation
Forest City Felix, Inc.	100	12/17/1996	NY	Corporation
Forest City Finance Corporation	100	6/2/1988	OH	Corporation
Forest City Flatbush, Inc.	100	3/25/1996	NY	Corporation
Forest City Fulton Street Building, Inc.	100	3/14/1989	NY	Corporation
Forest City Galaxy, Inc.	100	3/7/1994	NV	Corporation
Forest City Grand Avenue, Inc.	100	6/26/1996	NY	Corporation
Forest City Grant Liberty Associates	99	12/15/1983	PA	Limited Partnership
Forest City Hunting Park, Inc.	100	3/14/1995	PA	Corporation
Forest City International Plaza Corp.	100	9/2/1981	OH	Corporation

FCRPC Active Subs - January 31, 2013

Subsidiary	% Interest Directly Held by FCRPC	Date Acquired	Jurisdiction Code	Entity Type
Forest City Loan, LLC	1	3/1/2011	DE	Limited Liability Company
Forest City LV Boulevard, Inc.	100	8/14/1996	NV	Corporation
Forest City Mercy Campus, Inc.	100	6/21/2005	OH	Corporation
Forest City Metrotech Corp.	100	9/30/1985	OH	Corporation
Forest City N. Y., Inc.	100	3/9/1989	NY	Corporation
Forest City N.Y. Group, Inc.	100	7/22/1998	NY	Corporation
Forest City New York Member, LLC	100	11/19/2012	NY	Limited Liability Company
Forest City Park Manor, Inc.	100	11/18/1987	OH	Corporation
Forest City Peripheral Land, Inc.	100	8/24/1989	DE	Corporation
Forest City Pierrepont, Inc.	100	6/25/1985	NY	Corporation
Forest City Pittsburgh Land, Inc.	100	8/24/1989	DE	Corporation
Forest City Residential Group, Inc.	100	3/5/1997	OH	Corporation
Forest City Residential Group, LLC	100	10/1/2012	DE	Limited Liability Company
Forest City Richmond, Inc.	100	5/7/1996	NY	Corporation
Forest City Robinson Mall, Inc.	100	8/24/1989	DE	Corporation
Forest City S.I.A.C. Building, Inc.	100	11/24/1986	NY	Corporation
Forest City San Vicente Corp.	100	6/5/1979	OH	Corporation
Forest City Security Services, LLC	100	10/25/2011	DE	Limited Liability Company
Forest City Sound View Associates	99	1/16/1979	CT	Limited Partnership
Forest City Station Square, Inc.	100	5/19/1994	PA	Corporation
Forest City Sustainable Resources, LLC	100	11/10/2009	OH	Limited Liability Company
Forest City Tech Place, Inc.	100	3/1/1993	NY	Corporation
Forest City Texas, Inc.	100	3/18/2011	DE	Corporation
Forest City Tilden, Inc.	100	7/7/1993	NY	Corporation
Forest City University Park Food Services, Inc.	100	6/2/1992	OH	Corporation
Forest City Waring, Inc.	100	3/7/1996	NY	Corporation
Forest City Washington, Inc.	100	6/13/2002	DC	Corporation
Franklin Town Towers Associates	99	5/21/1997	PA	Limited Partnership
Garfield Mall Associates	75		OH	General Partnership
GG Natural Gas, LLC	50	1/24/2008	OH	Limited Liability Company
HAI/FCD Partnership	99	1/1/1978	CA	General Partnership
Halle Garage Investments, LLC	100	7/31/2009	OH	Limited Liability Company
Halle Investments, LLC	100	7/20/2009	OH	Limited Liability Company
In Town Hotels, Inc.	100	1/31/1980	OH	Corporation
In Town Parking, Inc.	100	4/13/1982	OH	Corporation
In Town Shopping Center, Inc.	100	6/2/1981	OH	Corporation

FCRPC Active Subs - January 31, 2013

Subsidiary	% Interest Directly Held by FCRPC	Date Acquired	Jurisdiction Code	Entity Type
Independence Place Associates, L.L.C.	50	5/12/1999	OH	Limited Liability Company
Manhattan Mall Company, LLC	98	11/1/2001	KS	General Partnership
New Liberty Center Partnership	50	8/15/2012	PA	Limited Partnership
Oracle-Wetmore Co. Limited Partnership	1.19	1/1/1978	AZ	Limited Partnership
Playhouse Square Investment, Inc.	100	12/17/1980	OH	Corporation
Post Office Building Co.	78	9/12/1983	OH	Corporation
RM Member, LLC	80	12/13/2004	CA	Limited Liability Company
Rolling Acres Properties Co. Limited Partnership	27.57	6/14/2007	OH	Limited Partnership
T.C. Avenue, Inc. F/K/A F.C. Parklabrea Towers, Inc.	100	7/16/1986	OH	Corporation
Terminal Investments, Inc.	100	10/19/1982	OH	Corporation
Tower City Expansion, Inc.	100	10/25/1991	OH	Corporation
Tower City Hotel Associates Limited Partnership	95	9/22/2005	DE	Limited Partnership
Tower City Land Corporation	100	12/4/1985	OH	Corporation
Tower City Properties Ltd.	50	3/24/1980	OH	Limited Partnership
Tower City Riverview Company	100	10/6/1989	OH	Corporation
Tower City Skylight Tower, Inc.	100	3/17/1989	OH	Corporation
Tower Energy, Inc.	100	4/28/1989	OH	Corporation
Tower Hotels, Inc.	100	7/29/1983	OH	Corporation
Tusar, Inc.	100	2/22/1978	OH	Corporation
WBA Woodlake, L.L.C.	99	7/27/1998	MI	Limited Liability Company
Whiteacres Loan Acquisition, LLC	100	7/13/2012	DE	Limited Liability Company

PLEDGE AGREEMENT - EXHIBIT B
Property List - 1/15/13 **

COMMERCIAL GROUP
OFFICE BUILDINGS
	Fee Owner or Ground Lessee	FCRPC Subsidiary	Location	State
Consolidated Office Buildings
2 Hanson Place	FC Hanson Office Associates, LLC	F.C. Member, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
3055 Roslyn (formerly Stapleton Medical Office Building)	FC Stapleton III, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
4930 Oakton a/k/a Resurrection Health Care Building	FC 4930 Oakton LLC	Forest City Commercial Group, Inc.	Skokie, IL	IL
Ballston Common Office Center	Ballston Office Center, LLC	Chapel Hill Apartments, Ltd.	Arlington, VA	VA
Colorado Studios	FC Stapleton III, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
Commerce Court	Commerce Court, LLC	Forest City N.Y. Group, Inc.	Pittsburg, PA	PA
Edgeworth Building	FC Edgeworth Lessor, LLC	Forest City Commercial Group, Inc.	Richmond, VA	VA
Eleven MetroTech Center	Forest City Tech Place Associates II, LLC	Forest City Tech Place, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
Fifteen MetroTech Center	Forest City Myrtle Associates, LLC	F.C. Member Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
Halle Building	a) Halle Office Building Limited Partnership, (b) S & R Playhouse Realty Company	(a) FC LH (b) Halle Investments LLC and Playhouse Square Investment, Inc.	Cleveland, OH	OH
Harlem Center	Harlem Center Office, LLC	Forest City Master Associates III, LLC* and Forest City Commercial Holdings, Inc.	Manhattan, NY	NY
Higbee Building	Forest Bay Tower City, LLC	Forest Bay, Inc.	Cleveland, OH	OH
Illinois Science and Technology Park
- Building A	FC 4901 Searle, LLC	Forest City Commercial Group, Inc.	Skokie, IL	IL
- Building J	FC Skokie SPE, LLC	Forest City Commercial Group, Inc.	Skokie, IL	IL
- Building P	FC Skokie SPE, LLC	Forest City Commercial Group, Inc.	Skokie, IL	IL
- Building Q	FC Skokie SPE, LLC	Forest City Commercial Group, Inc.	Skokie, IL	IL
Johns Hopkins - 855 North Wolfe Street	855 N. WOLFE STREET, LLC	Forest City Commercial Group, Inc.	East Baltimore, MD	MD
New York Times	FC Eighth Ave., LLC	Forest City N.Y. Group, Inc. and FC 8 South, Inc.	Manhattan, NY	NY
Nine MetroTech Center North	FC Flatbush Associates II, LLC	Forest City Flatbush, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
One MetroTech Center	Forest City Jay Street Associates, L.P.	Forest City B.U.G. Building, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
One Pierrepont Plaza	Forest City Pierrepont Associates	Forest City Pierrepont, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
Post Office Plaza	Post Office Plaza Limited Partnership	Forest City Commercial Group, Inc.	Cleveland, OH	OH
Richmond Office Park	(a) FC Richmond I, LLC, (b) FC Richmond II, LLC, (c) Highland II, L.L.C., and (d) Hillcrest Investments, LLC	(a) Canton Centre Mall Limited Partnership, (b) F.C. Fireland, Inc., (c) F.C. Fireland, Inc. and (d) Canton Centre Mall Limited Partnership	Richmond, VA	VA
Skylight Office Tower	Skylight Office Tower SPE, LLC	Forest City Skylight Tower, Inc.	Cleveland, OH	OH
Ten MetroTech Center	625 Fulton Associates, LLC	Forest City Fulton Street Building, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY

PLEDGE AGREEMENT - EXHIBIT B
Terminal Tower	Terminal Tower SPE, LLC	Terminal Investments, Inc.	Cleveland, OH	OH
Twelve MetroTech Center	330 Jay Office Associates, LLC	Forest City Commercial Holdings, Inc.	Brooklyn, NY	NY
Two MetroTech Center	Forest City Bridge Street Associates II, LLC	Forest City S.I.A.C. Building, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
University of Pennsylvania	PB 31st Street, LLC	Forest City Equity Services, Inc.	Philadelphia, PA	PA

Unconsolidated Office Buildings
35 Landsdowne Street	UP 35 Landsdowne, LLC	Forest City Commercial Group, Inc.	Cambridge, MA	MA
350 Massachusetts Ave	University Park Phase II Limited Partnership	FC University Park II, Inc.	Cambridge, MA	MA
40 Landsdowne Street	Forest City 40 Landsdowne, LLC	Forest City Commercial Group, Inc.	Cambridge, MA	MA
45/75 Sidney Street	UP 45/75 Sidney, LLC	Forest City Commercial Group, Inc.	Cambridge, MA	MA
65/80 Landsdowne Street	UP 65/80 Landsowne, LLC	Forest City Commercial Group, Inc.	Cambridge, MA	MA
818 Mission Street	(a) FC 816-818 Mission Street LLC (b) Westfield 816-818 Mission Street, LLC	(a) Forest City Rental Properties Corporation	San Francisco, CA	CA
88 Sidney Street	Forest City 88 Sidney Street, LLC	Forest City Commercial Group, Inc.	Cambridge, MA	MA
Bulletin Building	Bulletin Building Owner, LLC	Forest City Commercial Group, Inc.	San Francisco, CA	CA
Clark Building	Thirty-Eight Sidney Street Limited Partnership	Forest City Commercial Group, Inc.	Cambridge, MA	MA
Enterprise Place	Enterprise Operating Co., LLC	Forest City Commercial Group, Inc.	Beachwood, OH	OH
Jackson Building	UP 26 Landsdowne, LLC	Forest City Commercial Group, Inc.	Cambridge, MA	MA
Liberty Center	Liberty Center Venture	Forest City Grant Liberty Associates and F.C. Liberty, Inc.	Pittsburgh, PA	PA
Mesa del Sol - 5600 University SE (formerly Advent Solar)	MDelS, LLC	Forest City Commercial Group, Inc.	Albuquerque, NM	NM
Mesa del Sol - Aperture Center (Town Center)	Mesa-Towncenter Building #1, LLC	Forest City Commercial Group, Inc.	Albuquerque, NM	NM
Mesa del Sol - Fidelity	Mesa-Innovation Park Building 2, LLC	Forest City Commercial Group, Inc.	Albuquerque, NM	NM
Richards Building	UP 64 Sidney Street, LLC	Forest City Commercial Group, Inc.	Cambridge, MA	MA
Signature Square I	Signature Square SPE, LLC	Forest City Commercial Group, Inc.	Beachwood, OH	OH
Signature Square II	Signature Square SPE, LLC	Forest City Commercial Group, Inc.	Beachwood, OH	OH

PLEDGE AGREEMENT - EXHIBIT B
COMMERCIAL GROUP
RETAIL CENTERS
	Fee Owner or Ground Lessee	FCRPC Subsidiary	Location	State
Consolidated Regional Malls
Antelope Valley Mall	Antelope Valley Mall, LLC	Forest City Antelope Valley, Inc.	Palmdale, CA	CA
Ballston Common Mall	FC Ballston Common, LLC	Ballston Development Corporation	Arlington, VA	VA
Galleria at Sunset	BPC Henderson, LLC	Forest City N.Y. Group, Inc.	Henderson, NV	NV
Mall at Robinson	Robinson Mall - JCP Associates, LTD.	Forest City Robinson Mall, Inc.	Pittsburgh, PA	PA
Northfield at Stapleton	Stapleton North Town, LLC	WBA Woodlake, L.L.C. and Forest City Residential Group, Inc.	Denver, CO	CO
Orchard Town Center	FC Orchard Town Center, Inc.	Forest City Commercial Group, Inc.	Westminster, CO	CO
Promenade Bolingbrook	(a) FC Janes Park, LLC, (b) Forest City Bolingbrook, LLC. (c) FC Bolingbrook, Inc.	(a) FC Manhattan Inc. (b) Forest City Commercial Group, Inc. (c) Forest City Commercial Group, Inc.	Bolingbrook, IL	IL
Promenade in Temecula	Temecula Towne Center Associates, L.P.	F.C. Temecula, Inc.	Temecula, CA	CA
Ridge Hill	FC Yonkers Associates, LLC	F.C. Member, Inc.	Yonkers, NY	NY
Shops at Wiregrass	Goodforest LLC	Forest City Commercial Group, Inc.	Tampa, FL	FL
Short Pump Town Center	Short Pump Town Center, LLC	F.C. Short Pump Land Investment, Inc.	Richmond, VA	VA
South Bay Galleria	South Bay Center SPE, LLC	Tusar, Inc. GP and Forest City Rental Properties Corporation LP	Redondo Beach, CA	CA
Victoria Gardens	(a) Victoria Garden Mall, LLC (b) Rancho BP, LLC	(a) Chapel Hill Mall, Ltd (b) Forest City Commercial Group, Inc.	Rancho Cucamonga, CA	CA

Consolidated Specialty Retail Centers
Atlantic Center Site V	FC Pacific Associates, LLC	FC Pacific, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
Avenue at Tower City Center	Tower City Avenue, LLC	T.C. Avenue, Inc., Tower City Land Corp. and Tower City Properties Ltd.	Cleveland, OH	OH
Brooklyn Commons	FC Gowanus Associates, LLC	F.C. Member, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
East 29th Avenue Town Center	Town Center Rental, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
Market at Tobacco Row	Forest City Grocery, LLC	Forest City Residential Group, Inc.	Richmond, VA	VA
Quartermaster Plaza	(a) FC Quartermaster Associates L.P. (b) FC Quartermaster Associates II, L.P. (c) FC Quartermaster Associates III, L.P.
(a) Forest City Commercial Holdings, Inc. and *Forest City Commercial Holdings, Inc. (b) Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC* (c) Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*
			Philadelphia, PA	PA
Station Square	Forest City Station Square Associates, Freight House Operating Ltd. And Forest City Bessemer Court Associates	(a) FC Pittsburgh Inc. and Forest City Station Square, Inc. (b) Forest City Commercial Group, Inc. (c) FC Pittsburgh, Inc. and Forest City Station Square, Inc.	Pittsburgh, PA	PA
The Yards - Boiler Maker +	FC Boiler Maker, LLC	Forest City Commercial Group, Inc.	Washington	DC

PLEDGE AGREEMENT - EXHIBIT B
COMMERCIAL GROUP
RETAIL CENTERS
	Fee Owner or Ground Lessee	FCRPC Subsidiary	Location	State
Unconsolidated Regional Malls
Boulevard Mall	Boulevard Mall SPE, LLC	FCRPC/Niasher, Inc. and Forest City Rental Properties Corporation	Amherst, NY	NY
Charleston Town Center	Charleston Town Center SPE, LLC	In Town Shopping Center, Inc.	Charleston, WV	WV
Mall at Stonecrest	Stonecrest Mall SPE, LLC	F.C. Stonecrest Mall, Inc.	Atlanta, GA	GA
San Francisco Centre	Emporium Mall LLC	Forest City Commercial Group, Inc.	San Francisco, CA	CA

Unconsolidated Specialty Retail Centers
42nd Street	FC 42nd Street Associates, L.P.	Forest City Commercial Holdings, Inc., Forest City 42nd Street, Inc. and Forest City Master Associates III, LLC*	Manhattan, NY	NY
Atlantic Center	Atlantic Center Fort Greene Associates, L.P.	Atlantic Center Fort Greene, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
Atlantic Terminal	FC Hanson Associates, LLC	FC Member, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
Bruckner Boulevard	FC Bruckner Associates, L.P.	Forest City Bruckner, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Bronx, NY	NY
Columbia Park Center	FC/Treeco Columbia Park, LLC	F.C. Member, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	North Bergen, NJ	NJ
Court Street	FC Court Street Associates, LLC	F.C. Member, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Brooklyn, NY	NY
Eastchester	FC Castle Center Associates II, LLC	F.C. Member Inc., Forest City Commercial Holdings, Inc. and *Forest City Commercial Holdings, Inc.	Bronx, NY	NY
East River Plaza	Tiago Holdings, LLC	F.C. Member, Inc.	Manhattan, NY	NY
Forest Avenue	FC Forest Avenue Associates, LLC	FC Member Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Staten Island, NY	NY
Golden Gate	Golden Gate Shopping Center LTD	Golden Gate Shopping Center, Ltd.	Mayfield Hts., OH	OH
Gun Hill Road	(a) FC Ely Associates, L.P. (b) FC Waring Associates, L.P.
(a) Forest City Ely Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC* (b) Forest City Waring Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*
			Bronx, NY	NY
Harlem Center	Harlem Center, LLC	Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Manhattan, NY	NY
Kaufman Studios	FC Steinway Street Associates II, LLC	F.C. Member Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Queens, NY	NY
Marketplace at Riverpark	CCRP, a California limited partnership	Forest City Commercial Group, Inc.	Fresno, CA	CA
Northern Boulevard	FC Northern Associates II, LLC	FC Northern Boulevard, Inc., Forest City Commercial Holdings, Inc. and Forest City Master Associates III, LLC*	Queens, NY	NY
Plaza at Robinson Town Center	Park Associates	Forest City Park Manor, Inc.	Pittsburgh, PA	PA

PLEDGE AGREEMENT - EXHIBIT B
Queens Place	FC Queens Place Associates, LLC	Forest City Bluffside Corporation, Forest City Residential Group, Inc. and Forest City Master Associates III, LLC*	Queens, NY	NY
Richmond Avenue	FC Richmond Associates, L.P.	Forest City Richmond Inc., Forest City Commercial Holdings, and Forest City Master Associates III, LLC*	Staten Island, NY	NY

COMMERCIAL GROUP
HOTELS
	Fee Owner or Ground Lessee	FCRPC Subsidiary	Location	State

Consolidated Hotels
Sheraton Station Square	Forest City San Vincente Corp.	Forest City San Vincente Corp.	Pittsburgh, PA	PA

Unconsolidated Hotels
Westin Convention Center	Liberty Center Venture	F.C. Liberty Inc.	Pittsburgh, PA	PA

PLEDGE AGREEMENT - EXHIBIT B
RESIDENTIAL GROUP
APARTMENTS
	Fee Owner or Ground Lessee	FCRPC Subsidiary	Location	State
Consolidated Apartments
Aster Northfield Apartments	FCS Residential III, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
100 Landsdowne Street	FC 100 Landsdowne Street, LLC	Forest City Residential Group, Inc.	Cambridge, MA	MA
1251 S. Michigan	FC Central Station Senior, LLC	Forest City Central Station, Inc. and Forest City Residential Group, Inc.	Chicago, IL	IL
American Cigar Company	F.C. Philip Morris L.P.	Forest City Residential Group, Inc.	Richmond, VA	VA
Ashton Mill	FC Ashton Mill Lessor, LLC	Forest City Residential Group, Inc.	Cumberland, RI	RI
Botanica II	Botanica II, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
Brookview Place	Brookview Place Associates, Ltd.	Forest City Residential Group, Inc.	Dayton, OH	OH
Cameron Kinney	FC Cameron Kinney, LLC	Forest City Residential Group, Inc.	Richmond, VA	VA
Cedar Place	Cedarplace Associates Limited Partnership	Forest City Residential Group, Inc.	Lansing, MI	MI
Consolidated-Carolina	F.C. Consolidated Lessor, L.L.C.	Forest City Residential Group, Inc.	Richmond, VA	VA
Cutter's Ridge at Tobacco Row	Tobacco Row TownHouses, LLC, F/K/A Tobacco Row Land II, LLC	Forest City Residential Group, Inc.	Richmond, VA	VA
Drake	F.C. Drake Associates, L.P.	Forest City Residential Group, Inc.	Philadelphia, PA	PA
Eastbridge (a/k/a Botanica Eastbridge)	FCS Residential II, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
Easthaven at the Village	Village Green of Beachwood Limited Partnership	Forest City Residential Group, Inc.	Beachwood, OH	OH
Foundry Lofts	SEFC 160, LLC	Forest City Residential Group, Inc.	Washington , D.C.	DC
Grand Lowry Lofts	National Grand Lowry Lofts Associates, LP	Forest City Residential Group, Inc.	Denver, CO	CO
Hamel Mill Lofts	FC HH F/K/A FC Haverhill, LLC	Forest City Residential Group, Inc.	Haverhill, MA	MA
Heritage	FC Cortez Hill Associates, L.P.	Forest City Residential Group, Inc.	San Diego, CA	CA
Independence Place I	Independence Place Associates, L.L.C.	Forest City Rental Properties Corporation	Parma Hts., OH	OH
Independence Place II	Parmatown Woods, LTD	Forest City Residential Group, Inc.	Parma Hts., OH	OH
Kennedy Biscuit Lofts	Kennedy Lofts Associates Limited Partnership	Forest City Residential Group, Inc.	Cambridge, MA	MA
Knolls	F.C. Orange Associates, L.P.	Forest City Residential Group, Inc.	Orange, CA	CA
Loft 23	FC 23 Sidney Street LLC	Forest City Residential Group, Inc.	Cambridge, MA	MA
Lofts at 1835 Arch	FC Bell Associates, L.P.	Forest City Residential Group, Inc.	Philadelphia, PA	PA
Lucky Strike	FC Lucky Strike Lessor, LLC	Forest City Residential Group, Inc.	Richmond, VA	VA
Mercantile Place on Main (formerly Dallas Mercantile)	FC Merc Complex, L.P.	Forest City Residential Group, Inc.	Dallas, TX	TX
Metro 417	FC Subway Terminal Lessor, L.P.	Forest City Residential Group, Inc.	Los Angeles, CA	CA
Metropolitan	Forest City Southpark Two, Inc.	Forest City Residential Group, Inc.	Los Angeles, CA	CA
Midtown Towers	F.C. Midtown, LLC	Forest City Residential Group, Inc.	Parma, OH	OH
Millender Center	Millender Center Associates Limited Partnership	Forest City Residential Group, Inc.	Detroit, MI	MI
Museum Towers	Franklin Town Towers Associates	Forest City Residential Group, Inc.	Philadelphia, PA	PA

PLEDGE AGREEMENT - EXHIBIT B
North Church Towers - Bldg. I	North Church Towers I, LLC	Forest City Residential Group, Inc.	Parma Hts., OH	OH
North Church Towers - Bldg. II	North Church Towers II, LLC	Forest City Residential Group, Inc.	Parma Hts., OH	OH
One Franklintown	Forest City Franklin Town Corp.	Forest City Residential Group, Inc.	Philadelphia, PA	PA
Parmatown Towers and Gardens	F.C. Parmatown Associates, L.P.	Forest City Residential Group, Inc.	Parma, OH	OH
Pavilion	F.C. Harris Pavilion Apartments Limited Partnership	Forest City Residential Group, Inc.	Chicago, IL	IL
Perrytown	Perrytown Place Associates	Forest City Residential Group, Inc.	Pittsburgh, PA	PA
Presidio Landmark	FC Presidio PHSH Lessor, LLC	Forest City Residential Group, Inc.	San Francisco, CA	CA
Queenswood	Queenswood Associates, L.P.	Forest City Residential Group, Inc. and Forest City Master Associates III, LLC*	Corona, NY	NY
Sky55	FC Central Station Residential, LLC	Forest City Central Station, Inc. and Forest City Residential Group, Inc.	Chicago, IL	IL
The Aster Town Center	FCS Residential I, LLC	Forest City Residential Group, Ic.	Denver, CO	CO
Town Center (Crescent Flats )	FC 29th Avenue Town Center, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
Town Center (Botanica on the Green)	FC 29th Avenue Town Center, LLC	Forest City Residential Group, Inc.	Denver, CO	CO
Wilson Building	FC WP Building, LLC	Forest City Residential Group, Inc.	Dallas, TX	TX

Consolidated Supported Living Apartments
Forest Trace	SG Forest Trace SPE, LLC	Forest City Bluffside Corporation, Forest City Residential Group, Inc. and Forest City Master Associates III, LLC*	Lauderhill, FL	FL

PLEDGE AGREEMENT - EXHIBIT B
APARTMENTS (continued)
	Fee Owner or Ground Lessee	FCRPC Subsidiary	Location	State
Unconsolidated Apartments
8 Spruce Street (f/k/a Beekman)	FC 8 Spruce Street Residential, LLC	Forest City Tilden, Inc.	Manhattan, NY	NY
Arbor Glen	Twinsburg Residential Associates	Forest City Residential Group, Inc.	Twinsburg, OH	OH
Atlantic Yards B2 +	Atlantic Yards B2 Owner, LLC	F.C. Member, Inc. and Forest City Commercial Holdings, Inc.	Brooklyn. NY	NY
Barrington Place	Barrington Apartments, LLC	Forest City Residential Group, Inc.	Raleigh, NC	NC
Bayside Village	Bayside Village Associates	Forest City Residential Group, Inc.	San Francisco, CA	CA
Big Creek	Big Creek Apartments I, L.L.C., Big Creek Apartments II, LLC and Big Creek Apartments, Ltd.	Forest City Residential Group, Inc.	Parma Hts., OH	OH
Camelot	Camelot Apartments, LLC	Forest City Rental Properties Corporation	Parma Hts., OH	OH
Cherry Tree	Cherry Tree Village	Forest City Residential Group, Inc.	Strongsville, OH	OH
Chestnut Lake	Chestnut Lake Apartments Limited Partnership	Forest City Rental Properties Corporation and Forest City Residential Group, Inc.	Strongsville, OH	OH
Cobblestone Court Apartments	(1) Cobblestone Court Apartments, LLC and (2) Cobblestone Court Apartments I, LLC	Forest City Residential Group, Inc.	Painesville, OH	OH
Colonial Grand	Colonial Grand, LLC	Forest City Residential Group, Inc.	Tampa, FL	FL
Coppertree	Park Plaza Apartments, LLC	Forest City Residential Group, Inc.	Mayfield Hts., OH	OH
Deer Run	Deer Run Apartments Limited	Forest City Residential Group, Inc. and Forest City Rental Properties Corporation	Twinsburg, OH	OH
DKLB BKLN (formerly 80 DeKalb)	FC 80 DeKalb Associates, LLC	Forest City Fulton Street Building, Inc. and Forest City Master Associates III, LLC*	Brooklyn. NY	NY
Eaton Ridge	Eaton Ridge, Ltd.	Doesn't sit under Forest City Rental Properties Corporation	Sagamore Hills, OH	OH
Fenimore Court	Fenimore Limited Dividend Housing Association	Forest City Residential Group, Inc.	Detroit, MI	MI
Fort Lincoln II	Fort Lincoln Senior Village II Limited Partnership	Forest City Residential Group, Inc.	Washington, D.C.	DC
Fort Lincoln III and IV	Fort Lincoln Senior Village III Limited Partnership	Forest City Rental Properties Corporation	Washington, D.C.	DC
Grand	Wisconsin Park Associates Limited Partnership	Forest City Residential Group, Inc.	North Bethesda, MD	MD
Hamptons	FCRP-Hamptons, LLC	Forest City Rental Properties Corporation	Beachwood, OH	OH
Hunter’s Hollow	Hunters Hollow Apartments, L.L.C.	Forest City Residential Group, Inc.	Strongsville, OH	OH
Legacy Arboretum	Echo Forest, LLC	Forest City Residential Group, Inc.	Charlotte, NC	NC
Legacy Crossroads	The Apartments at Crossroads, LLC	Forest City Residential Group, Inc.	Cary, NC	NC
Lenox Club	Lenox Club Limited Partnership	Forest City Residential Group, Inc.	Arlington, VA	VA
Lenox Park	F-C Harris Silver Spring Limited Partnership	Forest City Residential Group, Inc.	Silver Spring, MD	MD
Liberty Hills	Liberty Hill Apartments I, Ltd.	Forest City Rental Properties Corporation	Solon, OH	OH
Newport Landing	Newport Landing	Forest City Residential Group, Inc.	Coventry Township, OH	OH
Noble Towers	Noble Towers Associates	Forest City Residential Group, Inc.	Pittsburgh, PA	PA
Parkwood Village	Village in the Park	Forest City Residential Group, Inc.	Brunswick, OH	OH
Pine Ridge Valley	(1) Pine Ridge Valley Apartments-East, LLC, (2) Pine Ridge Apartments Co., II, Ltd., (3) Pine Ridge Apartments Co. Limited Partnership and (4) Pine Ridge Valley Apartments, Building H, LLC	(1) Forest City Rental Properties Corporation, (2) Forest City Rental Properties Corporation, (3) Forest City Rental Properties Corporation and (4) Forest City Rental Properties Corporation	Willoughby Hills, OH	OH
Residences at University Park	FC 91 Sidney Street, LLC	Forest City Residential Group, Inc.	Cambridge, MA	MA

PLEDGE AGREEMENT - EXHIBIT B
Settler's Landing at Greentree	Settler's Landing at Greentree I, LLC and Settlers Landing at Greentree, LLC	Forest City Residential Group, Inc.	Streetsboro, OH	OH
Stratford Crossing	Stratford Crossings, Ltd.	Forest City Residential Group, Inc.	Wadsworth, OH	OH
Surfside Towers	Surfside Apartments, LLC	Forest City Residential Group, Inc. and Forest City Rental Properties Corporation	Eastlake, OH	OH
Sutton Landing	Sutton Landing Apartments, Ltd.	Forest City Residential Group, Inc.	Brimfield, OH	OH
Tamarac	Tamarac Apartments, LLC	Forest City Residential Group, Inc.	Willoughby, OH	OH
Uptown Apartments	Uptown Housing Partners, LP	Forest City Residential Group, Inc.	Oakland, CA	CA
Westwood Reserve	Center Towers, Ltd.	Forest City Residential Group, Inc.	Tampa, FL	FL
Woodgate / Evergreen Farms	Olmsted Farms, Ltd.	Forest City Residential Group, Inc.	Olmsted Township, OH	OH
Worth Street	FC Foley Square Associates, LLC	Forest City Residential Group, Inc.	Manhattan, NY	NY

	Fee Owner or Ground Lessee	FCRPC Subsidiary	Location	State
Unconsolidated Senior Housing Apartments
Autumn Ridge	Autumn Ridge Associate, LLC	Forest City Residential Group, Inc.	Sterling Heights, MI	MI
Bowin Place	Bowin Place Associates Limited Dividend Housing Association Limited Partnership	Forest City Residential Group, Inc.	Detroit, MI	MI
Brookpark Place	FC Brookpark Place LLC	Forest City Residential Group, Inc. and Forest City Rental Properties Corporation	Wheeling, WV	WV
Buckeye Towers	Buckeye Towers, Ltd.	Forest City Residential Group, Inc.	New Boston, OH	OH
Burton Place	Burton Elderly Limited Dividend Housing Association Limited Partnership	Forest City Residential Group, Inc.	Burton, MI	MI
Cambridge Towers	Cambridge Tower Associates, LLC	Forest City Residential Group, Inc.	Detroit, MI	MI
Canton Towers	Canton Towers, Ltd.	Forest City Residential Group, Inc.	Canton, OH	OH
Carl D. Perkins	Douglas Towers, LTD	Forest City Residential Group, Inc.	Pikeville, KY	KY
Connellsville Towers	Connellsville Associates	Forest City Residential Group, Inc.	Connellsville, PA	PA
Coraopolis Towers	Coraopolis Towers	Forest City Residential Group, Inc.	Coraopolis, PA	PA
Donora Towers	Donora Towers	Forest City Residential Group, Inc.	Donora, PA	PA
Farmington Place	FC Farmington Place, LLC	Forest City Residential Group, Inc. and Forest City Rental Properties Corporation	Farmington, MI	MI
Frenchtown Place	Frenchtown Place Associates Limited Dividend Housing Association	Forest City Residential Group, Inc.	Monroe, MI	MI
Glendora Gardens	Glendora Gardens Associates	Forest City Residential Group, Inc.	Glendora, CA	CA
Grove	Grove Associates	Forest City Residential Group, Inc.	Ontario, CA	CA
Lakeland	Lakeland Place Associates Limited Dividend Housing Association Limited Partnership	Forest City Residential Group, Inc.	Waterford, MI	MI
Lima Towers	Lima Towers, Ltd.	Forest City Residential Group, Inc.	Lima, OH	OH
Miramar Towers	Miramar Towers, a California limited partnership	Forest City Residential Group, Inc.	Los Angeles, CA	CA
North Port Village	North Port Associates Limited Dividend Housing Association	Forest City Residential Group, Inc.	Port Huron, MI	MI
Nu Ken Towers (Citizen's Plaza)	New Kensington Towers Associates	Forest City Residential Group, Inc.	New Kensington, PA	PA
Oceanpointe Towers	Ocean View Towers Associates Limited Partnership	Forest City Residential Group, Inc.	Long Branch, NJ	NJ
Panorama Towers	HAI/FCD Partnership	Forest City Rental Properties Corporation	Panorama City, CA	CA

PLEDGE AGREEMENT - EXHIBIT B
Park Place Towers	Park Place Tower Associates Limited Dividend Housing Association	Forest City Residential Group, Inc.	Mt. Clemens, MI	MI
Pine Grove Manor	Pine Grove Manor Associates Limited Dividend Housing Association	Forest City Residential Group, Inc.	Muskegon Township, MI	MI
Plymouth Square	FC Plymouth Square Village, LLC	Forest City Residential Group, Inc.	Detroit, MI	MI
Potomac Heights Village	Potomac Village Associates Limited Partnership	Forest City Residential Group, Inc.	Keyser, WV	WV
Riverside Towers	Riverside Towers, Ltd.	Forest City Residential Group, Inc.	Coshocton, OH	OH
Shippan Avenue	Forest City Sound View Associates	Forest City Residential Group, Inc. and Forest City Rental Properties Corporation	Stamford, CT	CT
St. Mary's Villa	St. Mary's Villa Associates	Forest City Residential Group, Inc.	Newark, NJ	NJ
The Springs	La Mesa Springs Associates, a California Limited Partnership	Forest City Residential Group, Inc.	La Mesa, CA	CA
Tower 43	Kent Tower 43 Associates, Ltd.	Forest City Residential Group, Inc.	Kent, OH	OH
Towne Centre Place	Towne Center Place Associates Limited Dividend Housing Association	Forest City Residential Group, Inc.	Ypsilanti, MI	MI
Village Center	Village Center Associates Limited Dividend Housing Association	Forest City Residential Group, Inc.	Detroit, MI	MI
Village Square	FC Village Square LLC	Forest City Residential Group, Inc. and Forest City Rental Properties Corporation	Williamsville, NY	NY
Ziegler Place	FC Ziegler Place, LLC	Forest City Rental Properties Corporation/Forest City Residential Group, Inc.	Livonia, MI	MI

Unconsolidated Military Housing
Air Force Academy	Air Force Academy Military Communities, LLC	Forest City Residential Group, Inc.	Colorado Springs, CO	CO
Midwest Millington	Midwest Family Housing, LLC	Forest City Residential Group, Inc.	Memphis, TN	TN
Navy Midwest	Midwest Military Communities, LLC	Forest City Residential Group, Inc.	Chicago, IL	IL
Ohana Military Communities, Hawaii Increment I	Ohana Military Communities, LLC	Forest City Residential Group, Inc.	Honolulu, HI	HI
Ohana Military Communities, Hawaii Increment II	Ohana Military Communities, LLC	Forest City Residential Group, Inc.	Honolulu, HI	HI
Ohana Military Communities, Hawaii Increment III	Ohana Military Communities, LLC	Forest City Residential Group, Inc.	Honolulu, HI	HI
Ohana Military Communities, Hawaii Increment IV	Ohana Military Communities, LLC	Forest City Residential Group, Inc.	Kaneohe, HI	HI
Pacific Northwest Communities	Pacific Northwest Communities, LLC	Forest City Residential Group, Inc.	Seattle, WA	WA
Southern Group - Arnold Air Force Base	Southern Group Military Communities, LLC	Forest City Residential Group, Inc.	Tullahoma	TN
Southern Group - Joint Base Charleston	Southern Group Military Communities, LLC	Forest City Residential Group, Inc.	Charleston	SC
Southern Group - Kessler Air Force Base	Southern Group Military Communities, LLC	Forest City Residential Group, Inc.	Biloxi	MS
Southern Group - Shaw Air force Base	Southern Group Military Communities, LLC	Forest City Residential Group, Inc.	Sumter	SC

PLEDGE AGREEMENT - EXHIBIT B

+ Property under construction as of January 15, 2013.

*Forest City Master Associates, LLC ("Master III") holds an interest in the property. Master III has Class A Common Units held by Bruce C. Ratner or affiliates of Bruce C. Ratner and Class B Common Units held by affiliates of Forest City Rental Properties Corporation. Forest City Commercial Holdings, Inc., a subsidiary of Forest City Rental Properties Corporation, is the largest holder of Class B Common Units and the managing member of Master III.

**Schedule updated on an annual basis. The next update will be on 1/31/13.